Property, plant and equipment	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about property, plant and equipment [abstract]
Property, plant and equipment
13. Property, plant and equipment

	Land and buildings	Plant and equipment	Capital works in progress	Mineral properties	Capitalized Evaluation	Total
Cost
Balance at January 1, 2020	$242,511	$2,319,388	$83,078	$4,103,005	$96,707	$6,844,689
Additions/transfers	14,737	82,285	61,135	55,971	2,115	216,243
Write-down of assets	—	—	(40,030)	—	—	(40,030)
Other movements/transfers	1,841	22,371	(20,594)	(2,217)	(28)	1,373
Disposals	(402)	(10,297)	(76)	—	(102)	(10,877)
Balance at December 31, 2020	$258,687	$2,413,747	$83,513	$4,156,759	$98,692	$7,011,398

Additions/transfers	$12,204	$80,760	$134,237	$85,607	$3,256	$316,064
Acquisition of QMX Gold Corporation	2,357	1,649	—	78,852	—	82,858
Impairment	—	—	(3,923)	—	—	(3,923)
Write-down of assets	—	(3,520)	—	(3,610)	—	(7,130)
Other movements/transfers	(2,539)	96,476	(104,014)	(870)	—	(10,947)
Assets disposed of in the sale of Tocantinzinho	—	(3,693)	—	(108,282)	(98,595)	(210,570)
Disposals	(1,638)	(10,511)	—	(983)	(16)	(13,148)
Balance at December 31, 2021	$269,071	$2,574,908	$109,813	$4,207,473	$3,337	$7,164,602

Accumulated depreciation
Balance at January 1, 2020	$(58,778)	$(1,024,583)	$—	$(1,670,076)	$—	$(2,753,437)
Depreciation for the year	(13,898)	(132,735)	—	(71,315)	—	(217,948)
Other movements	(125)	(1,985)	—	247	—	(1,863)
Disposals	54	3,880	—	115	—	4,049
Balance at December 31, 2020	$(72,747)	$(1,155,423)	$—	$(1,741,029)	$—	$(2,969,199)

Depreciation for the year	$(8,736)	$(127,795)	$—	$(66,280)	$—	$(202,811)
(Impairment) reversal	—	(10,939)	—	936	—	(10,003)
Other movements	771	8,940	—	1,198	—	10,909
Assets disposed of in the sale of Tocantinzinho	—	2,964	—	—	—	2,964
Disposals	1,121	5,627	—	1	—	6,749
Balance at December 31, 2021	$(79,591)	$(1,276,626)	$—	$(1,805,174)	$—	$(3,161,391)

Carrying amounts
At January 1, 2020	$183,733	$1,294,805	$83,078	$2,432,929	$96,707	$4,091,252
At December 31, 2020	$185,940	$1,258,324	$83,513	$2,415,730	$98,692	$4,042,199
Balance at December 31, 2021	$189,480	$1,298,282	$109,813	$2,402,299	$3,337	$4,003,211
13. Property, plant and equipment (continued)
In accordance with the Company’s accounting policies each CGU is assessed for indicators of impairment, from both external and internal sources, at the end of each reporting period. If such indicators of impairment exist for any CGUs, those CGUs are tested for impairment. The recoverable amounts of the Company’s CGUs are based primarily on the net present value of future cash flows expected to be derived from the CGUs. The recoverable amount used by the Company represents each CGU’s FVLCD, a Level 3 fair value measurement, as it was determined to be higher than value in use.
(i)Olympias
In December 2020, as a result of more stable production volumes at the Olympias mine which provided a more reliable basis to estimate future results, the Company updated its unit cost estimates and mining assumptions used for estimating reserves, including increased mining dilution and decreased mining recovery. These factors resulted in an increase in cut-off values and led to a 23% decrease in proven and probable reserves, which the Company considered to indicate a potential impairment for Olympias. Using a FVLCD approach, the Company assessed the recoverable amount of the Olympias CGU as at December 31, 2020. Based on its assessment, the Company determined that no impairment loss or reversal of impairment for the Olympias CGU was required.
In December 2021, the Company announced a further 12% decrease in proven and probable reserves at Olympias due to mining method optimization and exclusion of remnant mining zones that will require further engineering studies. The Company considered this decrease to indicate a potential impairment for Olympias. Using a FVLCD approach, the Company assessed the recoverable amount of the Olympias CGU as at December 31, 2021. Based on its assessment, the Company determined that no impairment loss or reversal of impairment for the Olympias CGU was required.
The significant assumptions used for determining the recoverable amount of the Olympias CGU are reflected in the table below. Management used judgement in determining estimates and assumptions with respect to discount rates, future production levels including amount of recoverable reserves, resources and exploration potential, operating and capital costs, long-term metal prices and estimates of the fair value of mineral properties beyond proven and probable reserves. Metal pricing assumptions were based on consensus forecast pricing and discount rates were based on a weighted average cost of capital, adjusted for country and other risks specific to the CGU. Changes in any of the assumptions or estimates used in determining the fair values could impact the impairment analysis.

	2021	2020
Gold price ($/oz)	$1,800 - $1,550	$1,850 - $1,550
Silver price ($/oz)	$24 - $21	$25 - $21
Lead price ($/t)	$2,150 - $2,050	$2,000 - $1,975
Zinc price ($/t)	$2,825 - $2,500	$2,575 - $2,400
Discount rate	6.0% - 6.5%	6.0% - 6.5%
In advance of signing an amended investment agreement with the Hellenic Republic in early 2021, the Company determined that certain of its capital works in progress at Olympias would no longer be required and will not be completed. Accordingly, capitalized costs of $40,030 were recorded as a write-down of assets as at December 31, 2020.
(ii)Stratoni
On October 15, 2021, the Company announced that operations at Stratoni would be suspended. Following further economic review, planning has commenced to transfer the mine and processing facilities to care and maintenance in 2022. As a result, impairment of $13,926, primarily related to capitalized underground development, was recorded in the year ended December 31, 2021.